Exhibit 10.1

Execution Version

RESTATEMENT AGREEMENT

This RESTATEMENT AGREEMENT, dated as of November 15, 2012 (this “Agreement”), to the Existing Credit Agreement (as defined below), is entered into by and among SEALED AIR CORPORATION, a Delaware corporation (the “Company”), CRYOVAC, INC., a Delaware corporation (the “New Borrower”), DIVERSEY CANADA, INC., an Ontario corporation (the “CDN Borrower”), DIVERSEY G.K., a Japanese limited liability company (godo kaisha) (the “Original JPY Borrower”), SEALED AIR JAPAN HOLDINGS G.K., a Japanese limited liability company (godo kaisha) (the JPY Borrower”), SEALED AIR B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, having its statutory seat in Nijmegen, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 10025224 and DIVERSEY EUROPE B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) under Dutch law, having its statutory seat in Utrecht, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 30179832 (together, the “Euro Borrowers”), SEALED AIR CORPORATION (US), a Delaware corporation (the “US Revolver Borrower”), SEALED AIR LUXEMBOURG S.C.A., a société en commandite par actions incorporated and existing under the laws of Luxembourg, with registered office at 16 avenue Pasteur, L-2310 Luxembourg and registered with the Luxembourg Register of Commerce and Companies under the number B 89671 (the “Lux Revolver Borrower”), CRYOVAC AUSTRALIA PTY LIMITED, ACN 004 207 532, a company incorporated under the laws of Australia and SEALED AIR AUSTRALIA (HOLDINGS) PTY LTD, ACN 102 261 307, a company incorporated under the laws of Australia (together, the “Australian Revolver Borrowers”) and certain Subsidiaries of the Company listed on Schedule II of the Amended and Restated Credit Agreement (as defined below) (each a “Designated Borrower” and, collectively with the Company, the New Borrower, the CDN Borrower, the JPY Borrower, the Euro Borrowers, the US Revolver Borrower, the Lux Revolver Borrower and the Australian Revolver Borrowers, the “Borrowers”), the Guarantors whose names appear on the signature pages hereto (the “Guarantors”), the banks and financial institutions whose names appear on the signature pages hereto (each individually, a “Lender” and collectively, the “Lenders”), CITIBANK, N.A. (together with any of its Affiliates acting as Agent hereunder, “CBNA”), as agent (in such capacity, the “Agent”) for the Lenders. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Amended and Restated Credit Agreement.

PRELIMINARY STATEMENTS:

(1) The Borrowers are party to that certain Syndicated Facility Agreement, dated as of October 3, 2011 (as amended and/or otherwise modified from time to time immediately prior to the Restatement Effective Date (as defined below), the “Existing Credit Agreement”) with CBNA, as agent for the lenders party thereto and the other parties referred to therein, pursuant to which such lenders extended or committed to extend certain credit facilities to the Borrowers;

(2) Prior to the date hereof, the Original JPY Borrower has repaid its Obligations as “JPY Borrower” (as defined in the Existing Credit Agreement);

(3) Prior to the date hereof, each of the New Borrower and the JPY Borrower have been added as additional “Borrowers” in accordance with Section 9.09 of the Existing Credit Agreement;

(4) Immediately before the effectiveness of this Agreement, certain of the lenders party to the Existing Credit Agreement and certain other lenders have extended credit to the Company in the form of Term B-1 Advances in an initial aggregate principal amount equal to $609,500,000 which were used, together with other funds, to refinance the Term B Advances;

(5) Immediately before the effectiveness of this Agreement, certain of the lenders party to the Existing Credit Agreement and certain other lenders have extended credit to the Euro TLB Borrowers in the form of Euro Term B-1 Advances in an initial aggregate principal amount equal to €150,000,000 which were used, together with other funds, to refinance the Euro Term B Advances;

(6) The Borrowers have requested (i) to amend certain provisions of the Existing Credit Agreement, (ii) to add a new facility (the “JPY Term A-1 Facility”) in the aggregate principal amount equal to JPY 6,400,000,000, and (iii) to allow for the release of the Original JPY Borrower as set forth in Section 7;

(7) To effect the foregoing, the Borrowers have requested that the Lenders constituting the Required Lenders (i) approve an amendment and restatement of the Existing Credit Agreement in accordance with the form of the Amended and Restated Credit Agreement attached as Exhibit A hereto, and (ii) grant such releases and consents as set forth herein;

(8) Each Lender that provided a Term B-1 Advance or a Euro Term B-1 Advance and each Lender that will extend a JPY Term A-1 Advance on the JPY Term A-1 Effective Date and that, in each case, was not a lender under the Existing Credit Agreement (each such Lender, an “Additional Lender”) shall, by executing and delivering this Agreement, be deemed to have become a party to the Amended and Restated Credit Agreement, as a lender thereunder and shall have the rights and obligations of a lender thereunder;

(9) Upon the occurrence of the Restatement Effective Date (as hereinafter defined), each of the Additional Lenders shall have the interest(s) shown opposite its name on Schedule I to the Amended and Restated Credit Agreement; and

(10) To effect the forgoing in accordance with the terms of the Existing Credit Agreement, the Agent, the Lenders, the Borrowers, the Guarantors and the other Loan Parties have each agreed, subject to the terms and conditions stated below, that the Existing Credit Agreement is amended and restated as set forth herein.

NOW THEREFORE in consideration of the premises and in order to induce the Lenders to extend credit and other financial accommodations to the Borrowers pursuant to the Amended and Restated Credit Agreement and the other Loan Documents or otherwise, which the Guarantors hereby agree have benefited and shall continue to benefit the Guarantors and their respective shareholders, directly or indirectly, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Agent, the Lenders, the Original JPY Borrower, the Borrowers, the Guarantors and the other Loan Parties hereby covenant and agree as follows:

SECTION 1. Amendment and Restatement of Existing Credit Agreement. (a) The Existing Credit Agreement is, effective as of the date hereof (the “Restatement Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended and restated in its entirety in accordance with the form of amended and restated Credit Agreement attached as Exhibit A hereto (the “Amended and Restated Credit Agreement”) and Schedule 5.01(m) to the Existing Credit Agreement is, effective as of the Restatement Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended and restated in its entirety in accordance with the form of amended and restated Schedule 5.01(m) attached as Exhibit F hereto.

(b) Notwithstanding anything to the contrary contained in clause (a) above, those provisions of the Amended and Restated Credit Agreement relating in all respect to the a new “JPY Term A-1 Facility” (including, without limitation, the creation of, maintenance of, borrowing under and repayment of the JPY Term A-1 Facility) shall not become effective until the date, which shall be no later than five Business Days after the Restatement Effective Date, or such later date as may be agreed by the Agent in its sole discretion, on which the conditions precedent set forth in Section 4 are satisfied (the “JPY Term A-1 Effective Date”). If the JPY Term A-1 Effective Date has not occurred within five Business Days after the Restatement Effective Date, or such later date as may be agreed by the Agent in its sole discretion, the provisions relating to the JPY A-1 Facility, referenced above, shall not become effective.

SECTION 2. Signature Pages to Amended and Restated Credit Agreement. With respect to the Borrowers, the signature page hereto in respect of the Borrowers shall be deemed for all purposes to be a signature page to the Amended and Restated Credit Agreement. With respect to any Lender, the signature pages hereto delivered by such Lender shall be deemed for all purposes to be signature pages to the Amended and Restated Credit Agreement.

SECTION 3. Conditions of Effectiveness. This Agreement shall become effective as of the Restatement Effective Date when, and only when, the following conditions have been satisfied:

(a) The Agent’s receipt of the following, each of which shall be originals or scanned versions (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) counterparts of this Agreement duly executed by the Required Lenders, the Borrowers, each Guarantor and the Agent;

(ii) counterparts of (a) that certain Sealed Air (Japan) Share Pledge Agreement, dated as of the date hereof, or as of an earlier date, among the JPY Borrower, Sealed Air Japan Limited and the Agent and

(b) that certain Sealed Air (Japan) GK Units Pledge Agreement, dated as of the date hereof, or as of an earlier date among Sealed Air Netherlands Holdings V B.V., the JPY Holdings Borrower and the Agent;

(iii) a Note executed by the applicable Borrower in favor of each Term B-1 Lender and each Euro Term B-1 Lender that has requested a Note in respect of its Term B-1 Advances and its Euro Term B-1 Advances, respectively, at least three (3) Business Days in advance of the Restatement Effective Date;

(iv) a certified copy of the resolutions of the board of directors or other appropriate entity of the Company, the New Borrower, the JPY Borrower, and the Euro Borrowers authorizing the execution, delivery and performance by such Person of this Agreement and the transactions contemplated hereby;

(v) a favorable opinion addressed to the Agent, the Lenders and each Issuing Bank from Simpson Thacher & Bartlett LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agent;

(vi) a certificate attesting to the Solvency of the Loan Parties (taken as a whole) on the Restatement Effective Date from a Responsible Officer of the Company;

(vii) a certificate from a Responsible Officer of the Borrowers, in form and substance reasonably satisfactory to the Agent and dated as of the Effective Date,

certifying that (x) no Default or Event of Default has occurred and is continuing and (y) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that such representations and warranties are already qualified as to materiality, in which case such qualified representations and warranties shall be true and correct;

(viii) all documentation and other information that is (a) requested prior to the Restatement Effective Date and (b) required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act;

(ix)(A) a standard flood hazard determination form ordered by the Agent evidencing whether each Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (B) for each Flood Hazard Property, the applicable Loan Party’s written acknowledgment of receipt of written notification from the Agent as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (C) for each Flood Hazard Property, copies of the applicable Loan Party’s application for a flood insurance policy plus proof of premium payment, and a declaration page confirming that flood insurance has been issued naming the Agent as sole loss payee on behalf of the Secured Parties;

(b) The Borrowers shall have paid to the Agent, for the account of each Lender (other than any Defaulting Lender) that has returned an executed signature page to this Agreement to the Agent at or prior to 12:00 p.m. noon, New York City time on November 13, 2012 (the “Consent Deadline”) consenting to the amendment and restatement of the Existing Credit Agreement and, if applicable, the release set forth in Section 7, (x) in the case of the undersigned Revolving Credit Lenders, an amendment fee (the “Revolver Amendment Fee”) in an amount equal to 0.125% of the amount of the Revolving Credit Commitment of such Revolving Credit Lender in effect as of the Consent Deadline and (y) in the case of the undersigned Term Lenders (excluding the Term B-1 Lenders and the Euro Term B-1 Lenders), an amendment fee (the “Term Amendment Fee” and, together with the Revolver Amendment Fee, the “Amendment Fees”) in an amount equal to 0.125% of the aggregate principal amount of the Term Loans made by such Term Lender outstanding as of the Consent Deadline (it being understood that the Borrowers shall have no liability to pay any of the Amendment Fees if the Restatement Effective Date does not occur); and

(c) The Borrowers shall have paid all invoiced accrued fees and reasonable and documented out-of-pocket expenses of the Agent and Citigroup Global Markets Inc., as sole lead arranger in respect of this Agreement (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Agent).

SECTION 4. Condition Precedent to JPY Term A-1 Borrowing. The obligation of each JPY Term A-1 Lender to make a JPY Term A-1 Advance shall be subject to the following conditions precedent (in addition to any conditions precedent to such Advances required under the Amended and Restated Credit Agreement):

(a) The Agent’s receipt of the following, each of which shall be originals or scanned versions (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:

(i) counterparts of this Agreement duly executed by each JPY Term A-1 Lender;

(ii) a Note executed by the JPY Borrower in favor of each JPY Term A-1 Lender that has requested a Note in respect of its JPY Term A-1 Advances at least three (3) Business Days in advance of the JPY Term A-1 Effective Date;

(iii) a favorable opinion addressed to the Agent, the Lenders and each Issuing Bank from special counsel in Japan for the JPY Borrower, in form and substance reasonably satisfactory to the Agent; and

(iv) all documentation and other information that is (i) requested prior to the Restatement Effective Date and (ii) required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

SECTION 5. Consent and Affirmation of the Guarantors. Each Guarantor (prior to and after giving effect to this Agreement) hereby consents to the amendment and restatement of the Existing Credit Agreement effected hereby, including the amendments and restatements relating to the JPY Term A-1 Facility, and confirms and agrees that (a) notwithstanding the effectiveness of such amendment and restatement, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the Restatement Effective Date, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended, restated and modified by the Amended and Restated Credit Agreement, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations. For greater certainty and without limiting the foregoing, each Guarantor hereby confirms that the existing security interests granted by such Guarantor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of such Guarantor under the Amended and Restated Credit Agreement and the other Loan Documents.

SECTION 6. Confirmation of Representations and Warranties on Restatement Effective Date.

(a) Each Borrower and each other Loan Party hereby represents and warrants, on and as of the date hereof, that all representations and warranties contained in Article IV of the Amended and Restated Credit Agreement and each other Loan Document (other than the Amended and Restated Credit Agreement) to which it is a party are true and correct in all material respects on and as of the date hereof, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b) Each Borrower and each other Loan Party represents and warrants, on and as of the date hereof, that (a) it has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken and (b) this Agreement has been duly authorized, executed and delivered by it.

(c) Each Loan Party hereby represents and warrants that the contemplated disposition of the Original JPY Borrower is permitted by Section 5.02(e)(xiii) of each of the Existing Credit Agreement and the Amended and Restated Credit Agreement.

(d) Each Borrower and each Loan Party hereby acknowledges that it has been provided with a copy of each of the Amended and Restated Credit Agreement and the other Loan Documents.

(e) Each Borrower and each Loan Party hereby represents and warrants that, on and as of the date hereof, no event has occurred and is continuing that constitutes a Default.

SECTION 7. Consent to Release. On the Restatement Effective Date, (w) the Original JPY Borrower shall be released from its Obligations, (x) the security interests that the Original JPY Borrower granted pursuant to the Collateral Documents and the security interest created over the equity interests issued by the Original JPY Borrower pursuant to the Collateral Documents shall be released, in each case in accordance with Section 9.17 of the Existing Credit Agreement and the Amended and Restated Credit Agreement, (y) any Guaranties made by the Original JPY Borrower shall be terminated and (z) the security interests pursuant to the Collateral Documents in the intellectual property specified on Exhibit G hereto shall be released. In connection with the foregoing, (x) the Agent is hereby authorized to take any action reasonably required (as determined in the Agent’s sole discretion) to give effect to the releases contemplated by this Section 7, and (y) the Agent shall execute and deliver (1) a payoff letter in substantially the form of Exhibit B hereto, (2) a Share Pledge Release Agreement, among the Agent, Diversey, Inc. and the Original JPY Borrower in substantially the form of Exhibit C hereto, (3) a Security Release Agreement, among the Agent and the Original JPY Borrower, in substantially the form of Exhibit D hereto, (4) a Sealed Air (Japan) Share Pledge Release Agreement, among the Agent, the Original JPY Borrower and Sealed Air Japan Limited in substantially the form of Exhibit E hereto (5) a Release Agreement, relating solely to the intellectual property specified in Exhibit G, among the Agent and the Company, in substantially the form of Exhibit H hereto.

SECTION 8. Covenant to reinstate Guaranty and Security Interests of the Original JPY Borrower. In the event that the Japan Disposition shall not have been consummated within 10 Business Days following the Restatement Effective Date, the Original JPY Borrower hereby covenants and agrees that it shall within 15 Business Days thereafter (or such later time as agreed by the Agent in its sole discretion), and the Company hereby covenants and agrees that it shall cause the Original JPY Borrower and the Affiliate holding the equity interests of the Original JPY Borrower, within such period, to reinstate such Guaranties and security interests as have been released in accordance with Section 7 hereof by executing all documents and by taking all actions as requested by the Agent in connection therewith; provided that such obligation shall cease to exist if the Japan Disposition is consummated. Each Loan Party and the Original JPY Borrower hereby acknowledge and agree that failure to comply with this Section 8 shall constitute an Event of Default under the Amended and Restated Credit Agreement.

SECTION 9. Merger of Sealed Air Japan Holdings G.K. and Sealed Air Japan Limited. The Loan Parties hereby covenant and agree that Sealed Air Japan Holdings G.K. and Sealed Air Japan Limited shall consummate a merger (which shall result in Sealed Air Japan Limited ceasing to exist as a matter of law and Sealed Air Japan Holdings G.K. providing a lien on substantially all of its assets), or such other accommodation as shall be acceptable to the Administrative Agent determined in its sole discretion, within 45 Business Days following the Restatement Effective Date. Each Loan Party (including, for the avoidance of doubt, Sealed Air Japan Holdings G.K. and Sealed Air Japan Limited) hereby acknowledges and agrees that failure to comply with this Section 9 shall constitute an Event of Default under the Amended and Restated Credit Agreement.

SECTION 10. Reference to and Effect on the Loan Documents. (a) On and after the Restatement Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended, restated and modified by this Agreement. If the JPY Term A-1 Effective Date occurs, then all references in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended by this Agreement including those provisions in the Amended and Restated Credit Agreement relating to the JPY Term A-1 Facility.

(b) The Existing Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank, any Swing Line Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) The Loan Parties agree that this Agreement shall be a Loan Document for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents.

(e) Nothing contained in this Agreement, the Amended and Restated Credit Agreement or any other Loan Document shall constitute or be construed as a novation of any of the Obligations.

SECTION 11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Expenses. Each Borrower agrees to reimburse the Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Agreement, including all reasonable fees of legal counsel, which shall be limited to Shearman & Sterling LLP and such local counsel as the Agent in its reasonable discretion believes are necessary to effect the actions contemplated by this Agreement.

SECTION 13. Miscellaneous. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

CITIBANK, N.A.,
as Agent and Lender

By:	/s/ Paul L. Burroughs, Jr.
Name: Paul L. Burroughs, Jr.
Title: Vice President

GETPACKING LIMITED

By:	/s/ Michael Chapman
Name: Michael Chapman
Title: Director

SEALED AIR LIMITED

By:	/s/ Michael Chapman
Name: Michael Chapman
Title: Director

DIVERSEY UK SERVICES LIMITED FKA
DIVERSEY EQUIPMENT LIMITED

By:	/s/ Matthew Davies
Name: Matthew Davies
Title: Financial Accountant

DIVERSEY HOLDINGS LIMITED

By:	/s/ Matthew Davies
Name: Matthew Davies
Title: Financial Accountant

DIVERSEY LIMITED

By:	/s/ Colin Stubbs
Name: Colin Stubbs
Title:

DIVERSEY UK PRODUCTION LIMITED

By:	/s/ David White
Name: David White
Title: Director

Executed by CRYOVAC AUSTRALIA PTY
LIMITED ACN 004 207 532 by its Attorney under a Power of Attorney dated September 30, 2011 and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney:

Signature of Attorney: /s/ H. Katherine White
Name of Attorney: H. Katherine White

Signature of Witness: /s/ Guy Chayoun
Name of Witness: Guy Chayoun

Executed by SEALED AIR AUSTRALIA
(HOLDINGS) PTY. LIMITED ACN 102 261 307 by its Attorney under a Power of Attorney dated
September 30, 2011 and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney:

Signature of Attorney: /s/ H. Katherine White
Name of Attorney: H. Katherine White

Signature of Witness: /s/ Guy Chayoun
Name of Witness: Guy Chayoun

Executed by SEALED AIR AUSTRALIA PTY.
LIMITED ACN 011 062 838 by its Attorney under a Power of Attorney dated September 30, 2011 and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney:

Signature of Attorney: /s/ H. Katherine White
Name of Attorney: H. Katherine White

Signature of Witness: /s/ Guy Chayoun
Name of Witness: Guy Chayoun

Executed by DRYPAC PTY. LTD.
ACN 057 219 735 by its Attorney under a Power of Attorney dated September 30, 2011 and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney:

Signature of Attorney: /s/ H. Katherine White
Name of Attorney: H. Katherine White

Signature of Witness: /s/ Guy Chayoun
Name of Witness: Guy Chayoun

Executed by ENTAPACK PTY. LTD.
ACN 006 471 209 by its Attorney under a Power of Attorney dated September 30, 2011 and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney:

Signature of Attorney: /s/ H. Katherine White
Name of Attorney: H. Katherine White

Signature of Witness: /s/ Guy Chayoun
Name of Witness: Guy Chayoun

Executed by DIVERSEY AUSTRALIA PTY.
LIMITED ACN 080 527 117 by its Attorney under a Power of Attorney dated September 30, 2011 and the Attorney declares that the Attorney has not received any notice of the revocation of such Power of Attorney:

Signature of Attorney: /s/ Andrew Warren
Name of Attorney: Andrew Warren

Signature of Witness: /s/ Elizabeth Eisenstaedt
Name of Witness: Elizabeth Eisenstaedt

SEALED AIR (CANADA) CO./CIE

By:	/s/ Kevin Cinel
Name: Kevin Cinel
Title: Vice President

DIVERSEY CANADA, INC.

By:	/s/ Kevin Cinel
Name: Kevin Cinel
Title: Vice President

SEALED AIR MANAGEMENT HOLDING
VERWALTUNGS GMBH

By:	/s/ Hans-Otto Bosse
Name: Hans-Otto Bosse
Title: Director

SEALED AIR MULTIFLEX GMBH

By:	/s/ Hans-Otto Bosse
Name: Hans-Otto Bosse
Title: Director

SEALED AIR VERPACKUNGEN GMBH

By:	/s/ Hans-Otto Bosse
Name: Hans-Otto Bosse
Title: Director

SEALED AIR GMBH

By:	/s/ Hans-Otto Bosse
Name: Hans-Otto Bosse
Title: Director

DIVERSEY DEUTSCHLAND GMBH & CO OHG

By:	/s/ Erich Bautz
Name: Erich Bautz
Title: Managing Director

DIVERSEY DEUTSCHLAND MANAGEMENT
GMBH

By:	/s/ Erich Bautz
Name: Erich Bautz
Title: Managing Director

DIVERSEY GERMANY PRODUCTION OHG

By:	/s/ Erich Bautz
Name: Erich Bautz
Title: Managing Director

DIVERSEY GERMANY SERVICES OHG

By:	/s/ Erich Bautz
Name: Erich Bautz
Title: Managing Director

SEALED AIR NETHERLANDS (HOLDINGS) B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

SEALED AIR NETHERLANDS (HOLDINGS) I B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

SEALED AIR NETHERLANDS (HOLDINGS) III B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

SEALED AIR NETHERLANDS (HOLDINGS) II B.V.

By:	/s/ Hans-Otto Bosse
Name: Hans-Otto Bosse
Title: Director

CIRAS C.V.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title:

NELIPAK B.V.

By:	/s/ Bart Berheugen
Name: Bart Berheugen
Title: Director

SEALED AIR (CANADA) HOLDINGS B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

SEALED AIR FINANCE II B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

SEALED AIR B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

SEALED AIR FINANCE B.V.

By:	/s/ M. Thijssen
Name: M. Thijssen
Title: Director

DIVERSEY B.V.

By:	/s/ J. Hoek
Name: J. Hoek
Title: Secretary

By:	/s/ Steven Sleurink
Name: Steven Sleurink
Title: Sales Director

DIVERSEY EUROPE B.V.

By:	/s/ Herman Weber
Name: Herman Weber
Title:

DIVERSEY IP INTERNATIONAL B.V.

By:	/s/ Herman Weber
Name: Herman Weber
Title:

DIVERSEY HOLDINGS II B.V.

By:	/s/ Herman Weber
Name: Herman Weber
Title:

DIVERSEY PROFESSIONAL B.V.

By:	/s/ Herman Weber
Name: Herman Weber
Title:

DIVERSEY EUROPE OPERATIONS B.V.

By:	/s/ Herman Weber
Name: Herman Weber
Title:

DIVERSEY NETHERLANDS PRODUCTION B.V.

By:	/s/ Ruud Nglant
Name: Ruud Nglant
Title: Director

DIVERSEY NETHERLANDS SERVICES B.V.

By:	/s/ M. A. Thursine
Name: M.A. Thursine
Title: Director

SEALED AIR JAPAN LIMITED

By:	/s/ H. Katherine White
Name: H. Katherine White
Title:

DIVERSEY G.K.

By:	/s/ Toshiro Misumi
Name: Toshiro Misumi
Title: Executor

SEALED AIR LUXEMBOURG S.AR.L

By:	/s/ Michael J. Chapman
Name: Michael J. Chapman
Title: Director

SEALED AIR LUXEMBOURG (I) S.AR.L

By:	/s/ Michael J. Chapman
Name: Michael J. Chapman
Title: Director

SEALED AIR LUXEMBOURG (II) S.AR.L

By:	/s/ Hans-Otto Bosse
Name: Hans-Otto Bosse
Title: Director

SEALED AIR LUXEMBOURG S.C.A

By:	/s/ Agnes Csorgo
Name: Agnes Csorgo
Title: Manager and Authorised Signatory

SEALED AIR DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title:

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title: Arlet Jimenez Galicia

SEALED AIR AMERICAS SERVICES, S. DE R.L. DE C.V.

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title:

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title: Arlet Jimenez Galicia

SEALED AIR AMERICAS MANUFACTURING, S. DE R.L. DE C.V.

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title:

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title: Arlet Jimenez Galicia

DIVERSEY MEXICO, S.A. DE C.V.

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title:

By:	/s/ Kyle Richard Tebbs
Name: Kyle Richard Tebbs
Title: Arlet Jimenez Galicia

SOINPAR INDUSTRIAL LTDA.

By:	/s/ Alejandro Nigro
Name: Alejandro Nigro
Title: President Director

SEALED AIR EMBALAGENS LTDA

By:	/s/ Alejandro Nigro
Name: Alejandro Nigro
Title: President Director

CRYOVAC BRASIL LTDA

By:	/s/ Alejandro Nigro
Name: Alejandro Nigro
Title: President Director

DIVERSEY BRASIL INDUSTRIA QUIMICA LTDA

By:	/s/ Ulisses Augusto da Silva Cason
Name: Ulisse Augusto da Silva Cason
Title: Food Service & Retail - LatAm

By:	/s/ Erasmo Santos
Name: Erasmo Santos
Title: VP Sales – Hygiene Solutions - LatAm

SEALED AIR JAPAN HOLDINGS G.K.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title:

AUTO-C, LLC

By:	/s/ David C. Quast
Name: David C. Quast
Title: Secretary

JDI HOLDINGS, INC.

By:	/s/ David R. Schultz
Name: David R. Schultz
Title: Treasurer

JWP INVESTMENTS, INC.

By:	/s/ David R. Schultz
Name: David R. Schultz
Title: Treasurer

DIVERSEY PUERTO RICO, INC.

By:	/s/ Andrew J. Warren
Name: Andrew J. Warren
Title: Vice President & Treasurer

DIVERSEY SHAREHOLDINGS, INC.

By:	/s/ Andrew J. Warren
Name: Andrew J. Warren
Title: Vice President & Treasurer

JD POLYMER, LLC

By:	/s/ Andrew J. Warren
Name: Andrew J. Warren
Title: Vice President & Treasurer

JDI CEE HOLDINGS, INC.

By:	/s/ Andrew J. Warren
Name: Andrew J. Warren
Title: Vice President & Treasurer

PROFESSIONAL SHAREHOLDINGS, INC.

By:	/s/ Andrew J. Warren
Name: Andrew J. Warren
Title: Vice President & Treasurer

THE BUTCHER COMPANY

By:	/s/ Andrew J. Warren
Name: Andrew J. Warren
Title: Vice President & Treasurer

CPI PACKAGING, INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

CRYOVAC, INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

CRYOVAC INTERNATIONAL HOLDINGS INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

CRYOVAC LEASING CORPORATION

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

DIVERSEY, INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

POLY PACKAGING SYSTEMS, INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

REFLECTIX, INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SEALED AIR CORPORATION

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SEALED AIR CORPORATION (US)

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SEALED AIR LLC

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SEALED AIR FINANCE LLC

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SEALED AIR NEVADA HOLDINGS LIMITED

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SEALED AIR SOLUTIONS HOLDINGS, INC.

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

SHANKLIN CORPORATION

By:	/s/ H. Katherine White
Name: H. Katherine White
Title: Vice President & Secretary

EXHIBIT A

Amended and Restated Credit Agreement

EXHIBIT B

Payoff Letter

EXHIBIT C

Share Pledge Release Agreement

EXHIBIT D

Security Release Agreement

EXHIBIT E

Sealed Air (Japan) Share Pledge Release Agreement

EXHIBIT F

Amended and Restated Schedule 5.01(m)

EXHIBIT G

Released Intellectual Property

EXHIBIT H

Release Agreement